SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC  20549

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                       Form 8-K/A-1

                      CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:  April 26, 1999

                  TRIGEN ENERGY CORPORATION

Delaware                1-13264               13-3378939
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State or other          Commission File No.   IRS Employer
Jurisdiction of                               Identification No.
Incorporation

One Water Street
White Plains, NY                              10601-1009
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Address of Principal                          Zip Code
Executive Offices

                         914-286-6600
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                  Registrant's Telephone Number

     We are filing this Current Report on Form 8-K/A-1 to correct the filing date which appeared on the cover sheet of our Current Report on Form 8-K dated April 26, 1999. We incorrectly stated a date of "April 26, 1998" on the cover sheet of that report and we hereby delete that date and insert the correct date of "April 26, 1999". We will amend our Current Report on Form 8-K dated April 26, 1999 again before the end of June to file financial statements and pro forma financial information regarding our acquisition of additional partnership interests in the Grays Ferry Cogeneration Partnership.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRIGEN ENERGY CORPORATION


Date:  June 9, 1999                  By:    /s/  Martin S. Stone
                                         -------------------------------
                                         Martin S. Stone,
                                         Vice President and
                                         Chief Financial Officer